
<ARTICLE> 7
<LEGEND>
THIS SCHEDULE  CONTAINS SUMMARY FINANCIAL  INFORMATION  EXTRACTED FROM FINANCIAL
STATEMENTS  AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND IS QUALIFIED
IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<MULTIPLIER>                    1000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-END>                               MAR-31-1998<F1><F2><F3>
<DEBT-HELD-FOR-SALE>                           177,434
<DEBT-CARRYING-VALUE>                           23,751
<DEBT-MARKET-VALUE>                             24,008
<EQUITIES>                                           0
<MORTGAGE>                                           0
<REAL-ESTATE>                                        0
<TOTAL-INVEST>                                 201,185
<CASH>                                          29,553
<RECOVER-REINSURE>                             213,667
<DEFERRED-ACQUISITION>                               0
<TOTAL-ASSETS>                                 727,037
<POLICY-LOSSES>                                461,657
<UNEARNED-PREMIUMS>                             43,177
<POLICY-OTHER>                                       0
<POLICY-HOLDER-FUNDS>                                0
<NOTES-PAYABLE>                                 15,527
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           372
<OTHER-SE>                                     154,438
<TOTAL-LIABILITY-AND-EQUITY>                   727,037
<PREMIUMS>                                      25,819
<INVESTMENT-INCOME>                              3,306
<INVESTMENT-GAINS>                               1,461
<OTHER-INCOME>                                   5,723
<BENEFITS>                                      26,577
<UNDERWRITING-AMORTIZATION>                          0
<UNDERWRITING-OTHER>                            15,515
<INCOME-PRETAX>                                 (9,321)
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                             (9,321)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    (9,321)
<EPS-PRIMARY>                                     (.25)
<EPS-DILUTED>                                     (.25)
<RESERVE-OPEN>                                 437,038
<PROVISION-CURRENT>                                  0
<PROVISION-PRIOR>                                    0
<PAYMENTS-CURRENT>                                   0
<PAYMENTS-PRIOR>                                     0
<RESERVE-CLOSE>                                461,657
<CUMULATIVE-DEFICIENCY>                              0

<F1>Net  investment  income is reported net of any realized  gains and losses in the Statement of Income.
<F2>Financial  Data Schedule  information for the year
ending December 31, 1997 is incorporated by reference herein to FORM 10-K annual report as filed with the Securities and Exchange Commission by the Company on March 27, 1998.
<F3>Amounts  inapplicable or not disclosed as a separate line on the Statement of Financial Position or Results of Operations are reported as 0 herein.
